UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2006

SES SOLAR INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49891

(Commission File Number)

33-0860242

(IRS Employer Identification No.)

129 Route de Saint-Julien, Plan-les-Ouates, Geneva Switzerland

(Address of principal executive offices and Zip Code)

+41 22 884 14 84

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 30, 2006, we entered into an amendment agreement with Christiane Erne, Jean-Christophe Hadorn, Claudia Rey and Clark Wilson LLP as escrow agent to amend the terms of a credit line escrow agreement dated September 1, 2006, as amended, which was entered into among the same parties. Pursuant to the terms of the amendment agreement, the parties agreed to extend the date by which our company must close a financing of at least CHF12,000,000 from November 30, 2006 to November 30, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

10.1	Amendment Agreement dated November 30, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SES SOLAR INC.

/s/ John Veltheer

John Veltheer

Director

Date: December 8, 2006

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